UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 17, 2001



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________

             DELAWARE                       0-18121              36-3664868
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
          Incorporation)                                     Identification No.)

  55TH STREET & HOLMES AVENUE                                       60514
   CLARENDON HILLS, ILLINOIS                                      (Zip Code)
(Address of principal executive
           offices)



        Registrant's telephone number, including area code (630) 325-7300


                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

ITEM 5.  OTHER EVENTS.

     Attached as Exhibit 99 is a copy of the Press Release issued by MAF Bancorp, Inc. on September 17, 2001 announcing the corporation's new stock repurchase program, which is incorporated herein by reference.

ITEM 7(C).  EXHIBITS.

Exhibit 99        Press Release dated September 17, 2001.

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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MAF BANCORP, INC.


                                                By: /s/ Jerry A. Weberling
                                                    ----------------------------
                                                    Jerry A. Weberling
                                                    Executive Vice President and
                                                     Chief Financial Officer

Date:  September 17, 2001

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

                                INDEX TO EXHIBITS

Exhibit
-------

Exhibit 99        Press Release dated September 17, 2001.

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